Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 1 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: September 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		Not applicable
Bank Accounts and Attestation Regarding Bank Accounts	MOR-1a	X		Not applicable
Schedule of Professional Fees Paid	MOR-1b	X		Not applicable
Statement of Operations	MOR-2	X		Not applicable
Balance Sheet	MOR-3	X		Not applicable
Status of Postpetition Taxes	MOR-4	X		Not applicable
Copies of IRS Form 6123 or payment receipt		NA		Not applicable
Copies of tax returns filed during reporting period		NA		Not applicable
Summary of Unpaid Postpetition Debts	MOR-4	X		Not applicable
Listing of aged accounts payable	MOR-4	X		Not applicable
Accounts Receivable Reconciliation and Aging	MOR-5	NA		Not applicable
Debtor Questionnaire	MOR-5	X		Not applicable

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

____
Signature of Debtor

____
Date

Not Applicable
Signature of Joint Debtor

Not Applicable
Date

[signature]
Signature of Authorized Individual*

10/20/2020
Date

Samuel J. Montes
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR
(04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 2 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: September 2020

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

For the month ended September 30, 2020	Bank Accounts				Current Month		Cumulative Filing to Date	
	Operating	Payroll	Disbursement	Utility	Actual	Projected	Actual	Projected
Cash Beginning of Period	$ 413,286	$ 37,414	$ 221,570	$ 3,095	$ 675,366	$ 79,315	$ 221,510	$ 221,664
RECEIPTS								
Cash Sales	-	-	-	-	-	-	-	-
Transfers between accounts	(1,445,000)	280,000	1,165,000	-	-	-	-	-
Accounts Receivable	13,215	-	-	-	13,215	-	27,303	-
Loans and Advances	1,400,841	-	-	-	1,400,841	2,179,037	3,406,371	5,222,047
Sale of Assets	-	-	-	-	-	-	199,028	-
Investment income	14,866	-	-	-	14,866	-	29,732	-
Other - Release of Lender Restricted Funds	-	-	-	-	-	-	-	-
TOTAL RECEIPTS	(16,078)	280,000	1,165,000	-	1,428,922	2,179,037	3,662,434	5,222,047
DISBURSEMENTS								
Payroll and benefits	-	274,024	-	-	274,024	440,686	636,894	857,057
Payroll Taxes	-	-	-	-	-	-	-	-
Sales, Use and Other Taxes	-	-	40,000	-	40,000	40,000	40,000	40,000
Inventory Purchases	-	-	-	-	-	-	-	-
Secured/Rental/Leases	-	-	21,149	-	21,149	21,471	42,536	42,942
Insurance	-	-	18,162	-	18,162	17,656	72,947	70,159
Administrative & Selling	214	-	105,821	-	106,036	150,629	234,839	357,652
Professional Fees (ordinary course)	-	-	34,178	-	34,178	25,000	47,718	25,000
Other - MacArthur deficit funding and Cap Ex	-	-	30,447	-	30,447	405,298	133,633	1,151,536
Other - Hotel Fund Preferred Member Distributions	149,630	-	-	-	149,630	145,868	298,295	292,533
Other - MacArthur Debt Service	-	-	209,078	-	209,078	401,466	432,062	624,450
Other - Preferred Shareholder Redemption	-	-	-	-	-	-	-	-
Other - Common Shareholder Redemption	-	-	-	-	-	-	-	-
Professional Fees - Restructuring	-	-	245,898	-	245,898	530,962	969,333	1,903,067
US Trustee Fees	-	-	-	-	-	-	-	-
Court Costs	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	149,845	274,024	704,733	-	1,128,602	2,179,037	2,908,258	5,364,397
NET CASH FLOW	(165,922)	5,976	460,267	-	300,320	(0.00)	754,176	(142,350)
(Receipts Less Disbursements)								
Cash End of Period	**$ 247,364**	**$ 43,390**	**$ 681,837**	**$ 3,095**	**$ 975,686**	**$ 79,315**	**$ 975,686**	**$ 79,314**

FORM MOR-2
(04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 3 of 10 UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: September 2020 MOR-1a BANK ACCOUNTS 1 Account Period-end Bank Name Account Type Number Bank Balance 1st Century Bank Operating Account Ending in 1914 $247,363.81 1st Century Bank Payroll Account Ending in 5979 43,390.07 1st Century Bank Disbursement Account Ending in 5952 681,837.19 1st Century Bank Utilities Account Ending in 6002 3,095.00 Total Bank Balance $975,686.07 1An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule. FORM MOR-3 (04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 4 of 10 UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: September 2020 MOR-1a ATTESTATION REGARDING BANK ACCOUNTS The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations. I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end. 10/20/2020 Signature of Authorized Individual Date Samuel J. Montes Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual FORM MOR-4 (04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 5 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: September 2020

MOR-1b
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Expense Distribution (Paid Only)
imhfc imhms imhdisb
Period: From 07/2020 to 09/2020

Account Code	Account Name	Payee Code	Payee Name	Payable Control	Batch	Property	Invoice #	Invoice Date	Period	Payment method	Amount	Check Control	Check #	Check Date	Notes
173500-1010	Retainers Consulting														
		donl001	Donlin, Recan & Company, Inc.	P-19887	3507	imhfc	1454-1	7/24/2020	07-2020	Check	-670.50	K-13358	20200724	7/24/2020	Retainer - Notice & consent Solicitation Agent in BK Case
		donl001	Donlin, Recan & Company, Inc.	P-20065	3531	imhfc	1454-2B	8/19/2020	08-2020	Check	11,324.50	K-13489	20200828	8/28/2020	Retainer Replenishment - Notice & consent Solicitation Agent in BK Case
		donl001	Donlin, Recan & Company, Inc.	P-20000	3525	imhfc	1454-2A	8/20/2020	08-2020	Check	-10,654.00	K-13490	20200828	8/28/2020	Retainer - Notice & consent Solicitation Agent in BK Case
Total 173500-1010											0.00				
612000-7000	Consulting Restructuring														
		donl001	Donlin, Recan & Company, Inc.	P-19887	3507	imhfc	1454-1	7/24/2020	07-2020	Check	670.50	K-13358	20200724	7/24/2020	Pre-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees
		donl001	Donlin, Recan & Company, Inc.	P-20065	3531	imhfc	1454-2B	8/19/2020	08-2020	Check	33,274.42	K-13489	20200828	8/28/2020	Post-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees 7/23/2020 - 7/31/2020
		donl001	Donlin, Recan & Company, Inc.	P-20000	3525	imhfc	1454-2A	8/20/2020	08-2020	Check	10,654.00	K-13490	20200828	8/28/2020	Pre-petition Services in connection with Chapter 11 Filing-Programming & Consulting Fees
		mile006	Miler Advertising Agency, Inc.	P-20067	3532	imhfc	083120-0001	8/31/2020	09-2020	Check	36,417.19	K-13492	20200902	9/2/2020	INV 083120-0001 Publication of IMH Confirmation Hearing Notice
Total 612000-7000											81,016.11				
613000-7000	Legal Restructuring														
		hahnh001	Hahn & Hessen LLP	P-19747	3484	imhfc	183238	7/1/2020	07-2020	Check	58,403.35	K-13354	20200729	7/29/2020	JPM Debtor-In-Possession Legal Restructure Expense
		hahnh001	Hahn & Hessen LLP	P-19893	3509	imhfc	183414	7/23/2020	07-2020	Check	327,657.84	K-13354	20200729	7/29/2020	Negotiating/Documenting Restructuring Support Agreement/Debtor-In_Possession Financing Arrangements
		landi001	Landis Rath & Cobb LLP	P-19894	3509	imhfc	20200723	7/23/2020	07-2020	Check	218,908.59	K-13355	20200729	7/29/2020	Draft, Review, Revise and Analyze First Day Operational Pleadings
		landi001	Landis Rath & Cobb LLP	P-20077	3534	imhfc	20200903	8/3/2020	08-2020	Check	90,542.31	K-13508	20200916	9/16/2020	JPMC for IMH Restructuring Services 08/01/20-08/31/20
		landi001	Landis Rath & Cobb LLP	P-19992	3523	imhfc	20200805	8/5/2020	08-2020	Check	34,533.56	K-13461	20200828	8/28/2020	JPMC for IMH Restructuring Services - Post Petition 06/23/2020 - 7/31/2020
		hahnh001	Hahn & Hessen LLP	P-19993	3523	imhfc	183440	8/6/2020	08-2020	Check	39,333.00	K-13460	20200828	8/28/2020	Client 112030.285 Co-Counsel to JPMC 7/23/2020 - 7/31/2020
		hahnh001	Hahn & Hessen LLP	P-20076	3534	imhfc	183642	8/8/2020	08-2020	Check	118,938.67	K-13507	20200916	9/16/2020	IMH Chapter 11 Matters 8/1/2020 - 8/31/2020
Total 613000-7000											888,317.32				
Grand Total											969,333.43

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 6 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: September 2020

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

IMH Financial Corporation
Statement of Operations
For the month ended September, 2020 and the period from July 23, 2020 through Septebmer 30, 2020
(Unaudited)

REVENUES	September 1, 2020 through September 30, 2020	Cumulative Filing to Date
Gross Revenue	$ -	$ -
Interest Income	-	-
Net Revenue	-	-
OPERATING EXPENSES		
Accounting Fees	17,003	(42,062)
Legal Fees Other	(8,342)	21,481
Salary Expense	183,109	431,639
Benefits Expense	52,394	150,747
Insurance expense	36,408	111,862
Rent Expense	16,762	48,380
Office & Supplies Expense	4,317	16,692
Computer Expense	7,721	22,554
Security Expense	11,723	18,810
Travel & Meal Expense	147	11,126
Board and Committee Expense	51,500	126,500
Franchise Tax Expense	16,667	50,001
Bank Fee Expense	215	1,148
Total Operating Expenses Before Depreciation	389,625	968,878
Depreciation Expense	8,981	26,941
Net Loss Before Other Expenses	(398,605)	(995,820)
OTHER EXPENSES		
Interest Expense	22,831	42,899
Net Loss Before Reorganizational Items	(421,437)	(1,038,718)
REORGINIZATION ITEMS		
Consulting Fees Restructuring	36,417	81,041
Legal Fees	629,867	1,717,649
Total Reorganizational Expense	666,284	1,798,690
Net Loss	$ (1,087,721)	$ (2,837,409)

FORM MOR-6
(04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 7 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation — Case No. 20-11858 (CSS)

Debtor — Reporting Period: September 2020

MOR-3
BALANCE SHEET

IMH Financial Corporation
Balance Sheet
As of September 30, 2020

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE July 23, 2020
Unrestricted Cash and Equivalents	$ 975,686	$ 271,592
Prepaid Insurance & Deposits	300,893	681,469
Professional Retainers	15,000	55,000
Other Assets	101,683	70,655
Right of Use Office Rent Lease Asset, Net	504,436	562,780
Subtotal	1,897,698	1,641,496
PROPERTY AND EQUIPMENT		
Furniture, Fixtures, and Office Equipment	197,304	197,304
Leasehold Improvements	389,499	389,499
Software	669,136	669,136
Less: Accumulated Depreciation	(1,033,019)	(1,006,117)
TOTAL PROPERTY AND EQUIPMENT	222,921	249,822
TOTAL ASSETS	$ 2,120,619	$ 1,891,319
LIABILITIES AND OWNERS EQUITY		
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$ 502,476	$ -
Accrued Expenses	313,713	-
Accrued Payroll and Related Liabilities	380,500	-
Interest Payable	15,847	-
Debtor-In-Posession Credit Facility	3,433,423	-
Dividends Payable	651,049	-
TOTAL POSTPETITION LIABLITIES	5,297,008	-
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Accounts Payable	94,239	94,239
Accrued Expenses	1,472,682	2,077,651
Office Rent Lease Liability	577,601	643,043
Accrued Payroll and Related Liabilities	524,884	524,884
Interest Payable	950	950
PPP SBA Loan Note Payable	444,000	444,000
Dividend Payable	3,992,961	3,992,961
TOTAL PREPETITION LIABLITIES	7,107,316	7,777,728
TOTAL LIABLITIES	12,404,324	7,777,728
SHAREHOLDERS' AND OWNER EQUITY		
Series B Preferred Stock	55,364,015	55,015,221
Series A Preferred Stock	21,847,569	21,833,126
Common Stock	190,844	190,844
Treasury Stock	(7,285,688)	(7,285,688)
Paid-in Capital	700,570,281	701,085,419
Retained Earnings (Deficit) - Pre-Petition	(777,305,743)	(776,725,332)
Retained Earnings (Deficit) - Post-Petition	(3,664,983)	-
NET OWNER EQUITY	(10,283,705)	(5,886,410)
Total Liabilities and Owners Equity	$ 2,120,619	$ 1,891,319

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-7
(04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 8 of 10 UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: September 2020 MOR-4 STATUS OF POSTPETITION TAXES August 1, 2020 through September 30, 2020 (Unaudited) The Debtor believes that the only taxes incurred Post-Petition are Payroll related in nature. For the Court’s benefit, the Debtors’ payroll processor, Oasis Outsourcing, A PAYCHEX Company, withholds all applicable payroll taxes. As such, the Debtors believe that they are current on all Post-Petition tax obligations. FORM MOR-8 (04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 9 of 10

UNITED STATES BANKRUPTCY COURT
REGION 3 DISTRICT OF DELAWARE

In re: IMH Financial Corporation
Debtor

Case No. 20-11858 (CSS)
Reporting Period: September 2020

MOR-4
SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Payables Aging Report

imhfc imhms imhdisb
Period: 09/2020
As of : 09/30/2020

Property Code	Property Name	Payee Code	Payee Name	Current Owed	0-30 Owed	31-60 Owed	61-90 Owed	Over 90 Owed
imhfc	IMH Financial Corporation							
		ashby001	Ashby & Geddes	134,282.12	134,282.12	0.00	0.00	0.00
		bulle001	Bulletproof Securities Inc.	10,957.90	10,957.90	0.00	0.00	0.00
		centu001	CenturyLink (Office Phone)	1,556.17	1,556.17	0.00	0.00	0.00
		donli001	Donlin, Recan & Company, Inc.	131,381.58	131,381.58	0.00	0.00	0.00
		phoen005	PHOENIX NAP, LLC	418.00	418.00	0.00	0.00	0.00
		proco001	ProCopy Office Solutions, INC.	286.14	286.14	0.00	0.00	0.00
		snell001	Snell & Wilmer LLP	204,657.05	159,828.09	44,828.96	0.00	0.00
		squir002	Squire Patton Boggs (US) LLP	950.00	0.00	950.00	0.00	0.00
		ulmer001	Ulmer Berne, LLP	16,632.91	16,632.91	0.00	0.00	0.00
		veriz001	Verizon	1,184.76	1,184.76	0.00	0.00	0.00
		yardi001	Yardi Systems, Inc.	144.00	144.00	0.00	0.00	0.00
Total imhfc				502,475.63	456,671.67	45,803.96	0.00	0.00
Grand Total				$ 502,475.63	$ 456,671.67	$ 45,803.96	$ -	$ -

Note: The July 2020 Monthly Operating Report, Schedule MOR-4 "Summary of Post-Petition Debts" contained a list of pre and post-petition liabilities. The reporting was corrected in August 2020 and subsequent Monthly Operating Reports to include post-petition liabilities only on Schedule MOR-4.

*"Insider" is defined in 11 U.S.C. Section 101(31).

FORM MOR-9
(04/07)

Case 20-11858-CSS Doc 223 Filed 10/20/20 Page 10 of 10 UNITED STATES BANKRUPTCY COURT REGION 3 DISTRICT OF DELAWARE In re: IMH Financial Corporation Case No. 20-11858 (CSS) Debtor Reporting Period: September 2020 MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING – Not Applicable Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period + Amounts billed during the period - Amounts collected during the period Total Accounts Receivable at the end of the reporting period Accounts Receivable Aging Amount 0 - 30 days old 31 - 60 days old 61 - 90 days old 91+ days old Total Accounts Receivable Amount considered uncollectible (Bad Debt) Accounts Receivable (Net) DEBTOR QUESTIONNAIRE Must be completed each month Yes No 1. Have any assets been sold or transferred outside the normal course of business X this reporting period? If yes, provide an explanation below. 2. Have any funds been disbursed from any account other than a debtor in possession X account this reporting period? If yes, provide an explanation below. 3. Have all postpetition tax returns been timely filed? If no, provide an explanation N/A below. 4. Are workers compensation, general liability and other necessary insurance X coverages in effect? If no, provide an explanation below. 5. Has any bank account been opened during the reporting period? If yes, provide X documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.